EXHIBIT 99.1

PROS HOLDINGS, INC. REPORTS THIRD QUARTER 2024 FINANCIAL RESULTS

•Subscription revenue of $67.1 million, up 12% year-over-year.
•Subscription gross margin of 78% and non-GAAP subscription gross margin of 80%, an improvement of more than 190 basis points year-over-year.
•Continued improvement in areas of profitability, including a 185% improvement in operating cash flow year-to-date.

HOUSTON – October 29, 2024 — PROS Holdings, Inc. (NYSE: PRO), a leading provider of AI-powered SaaS pricing, CPQ, revenue management, and digital offer marketing solutions, today announced financial results for the third quarter ended September 30, 2024.

“I’m proud of our team for delivering a strong third quarter where we exceeded the high-end of our guidance ranges across all metrics,” stated CEO Andres Reiner. “Our strong performance reflects the trust and confidence businesses have in our platform, which is why we’re winning prominent new customers and expanding our existing base, further demonstrating the value and innovation we bring to the market.”

Third Quarter 2024 Financial Highlights

Key financial results for the third quarter 2024 are shown below. Throughout this press release all dollar figures are in millions, except net earnings (loss) per share. Unless otherwise noted, all results are on a reported basis and are compared with the prior-year period.

	GAAP			Non-GAAP
	Q3 2024	Q3 2023	Change	Q3 2024	Q3 2023	Change
Revenue:
Total Revenue	$82.7	$77.3	7%	n/a	n/a	n/a
Subscription Revenue	$67.1	$60.0	12%	n/a	n/a	n/a
Subscription and Maintenance Revenue	$70.4	$64.7	9%	n/a	n/a	n/a
Profitability:
Gross Profit	$54.4	$48.8	12%	$56.3	$50.9	11%
Operating Income (Loss)	$—	$(7.8)	$7.9	$8.4	$4.5	$3.8
Net Income (Loss)	$0.2	$(13.9)	$14.1	$6.6	$4.0	$2.5
Net Earnings (Loss) Per Share	$—	$(0.30)	$0.30	$0.14	$0.09	$0.05
Adjusted EBITDA	n/a	n/a	n/a	$9.3	$5.6	$3.6
Cash:
Net Cash Provided by Operating Activities	$1.6	$8.7	$(7.1)	n/a	n/a	n/a
Free Cash Flow	n/a	n/a	n/a	$1.4	$8.5	$(7.1)
The attached table provides a summary of PROS results for the period, including a reconciliation of GAAP to non-GAAP metrics.

Recent Business Highlights

•Welcomed many new customers who are adopting the PROS Platform such as a global top 5 telecommunications provider, Dan Air, Fox Rent-A-Car, Noweda, South African Airways, Twist Bioscience, and Vallen, among others.

•Expanded adoption of the PROS Platform within existing customers including Asiana Air, BASF, Fonterra, Etihad. Kenworth de Monterrey, Lufthansa, and TE Connectivity, among others.

•Added an AI agent to PROS Search Engine Marketing (SEM) solution that leverages advanced models to optimize bidding strategies for paid search; one AI model analyzes trends in clicks and average cost-per-click, while another estimates the probability of conversion—these insights inform the AI agent's optimized bid proposals, helping marketing teams improve search engine performance and maximize ROI.

•Launched Smart Rebate Management, enabling sellers to deliver optimized, fully digital offers by integrating pricing, discounts, promotions and rebates, while providing a holistic view of economic levers for more tailored and optimal offers across all channels.

•Certified as a Great Place to Work® for the third time and across all eligible countries, recognizing our inclusive, people-first culture.

Financial Outlook

PROS currently anticipates the following based on an estimated 47.5 million diluted weighted average shares outstanding for the fourth quarter of 2024 and a 22% non-GAAP estimated tax rate for the fourth quarter and full year 2024.

	Q4 2024 Guidance	v. Q4 2023 at Mid-Point	Full Year 2024 Guidance	v. Prior Year at Mid-Point
Total Revenue	$84.1 to $85.1	9%	$329.5 to $330.5	9%
Subscription Revenue	$68.5 to $69.0	13%	$265.5 to $266.0	14%
Subscription ARR	n/a	n/a	$280.0 to $284.0	9%
Non-GAAP Earnings Per Share	$0.12 to $0.14	$0.11	n/a	n/a
Adjusted EBITDA	$8.4 to $9.4	$6.4	$27.5 to $28.5	$22.0
Free Cash Flow	n/a	n/a	$21.0 to $24.0	$11.1
Conference Call
In conjunction with this announcement, PROS Holdings, Inc. will host a conference call on Tuesday, October 29, 2024, at 4:45 p.m. ET to discuss the Company’s financial results and business outlook. To access this call, dial 1-877-407-9039 (toll-free) or 1-201-689-8470. The live and archived webcasts of this call can be accessed under the “Investor Relations” section of the Company’s website at www.pros.com.

A telephone replay will be available until Tuesday, November 5, 2024, 11:59 PM ET at 1-844-512-2921 (toll-free) or 1-412-317-6671 using the pass code 13748298.

About PROS

PROS Holdings, Inc. (NYSE: PRO) is a leading provider of AI-powered SaaS pricing, CPQ, revenue management, and digital offer marketing solutions. Our vision is to optimize every shopping and selling experience. With nearly 40 years of industry expertise and a proven track record of success, PROS helps B2B and B2C companies across the globe, in a variety of industries, including airlines, manufacturing, distribution, and services, drive profitable growth. The PROS Platform leverages AI to provide real-time predictive insights that enable businesses to drive revenue and margin improvements. To learn more about PROS and our innovative SaaS solutions, please visit our website at www.pros.com.

Forward-looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about our financial outlook; expectations; ability to achieve future growth and profitability goals; management's confidence and optimism; positioning; customer successes; demand for our software solutions; pipeline; business expansion; revenue; subscription revenue; subscription ARR; non-GAAP earnings (loss) per share; adjusted EBITDA; free cash flow; shares outstanding and effective tax rate. The forward-looking statements contained in this press release are based upon our historical performance and our current plans, estimates and expectations and are not a representation that such plans, estimates or expectations will be achieved. Factors that could cause actual results to differ materially from those described herein include, among others, risks related to: (a) cyberattacks, data breaches and breaches of security measures within our products, systems and infrastructure or products, systems and infrastructure of third parties upon whom we rely, (b) the macroeconomic environment and geopolitical uncertainty and events, (c) increasing business from customers, maintaining subscription renewal rates and capturing customer IT spend, (d) managing our growth and profit objectives effectively, (e) disruptions from our third party data center, software, data, and other unrelated service providers, (f) implementing our solutions, (g) cloud operations, (h) intellectual property and third-party software, (i) acquiring and integrating businesses and/or technologies, (j) catastrophic events, (k) operating globally, including economic and commercial disruptions, (l) potential downturns in sales and lengthy sales cycles, (m) software innovation, (n) competition, (o) market acceptance of our software innovations, (p) maintaining our corporate culture, (q) personnel risks including loss of any key employees and competition for talent, (r) expanding and training our direct and indirect sales force, (s) evolving data privacy, cyber security, data localization and AI laws, (t) our debt repayment obligations, (u) the timing of revenue recognition and cash flow from operations, and (v) returning to profitability. Additional information relating to the risks and uncertainties affecting our business is contained in our filings with the SEC. These forward-looking statements represent our expectations as of the date hereof. Subsequent events may cause these expectations to change, and PROS disclaims any obligations to update or alter these forward-looking statements in the future, whether as a result of new information, future events or otherwise.

Non-GAAP Financial Measures

PROS has provided in this release certain non-GAAP financial measures, including non-GAAP gross profit and margin, non-GAAP subscription margin, non-GAAP income (loss) from operations or non-GAAP operating income (loss), subscription annual recurring revenue, adjusted EBITDA, free cash flow, non-GAAP tax rate, non-GAAP net income (loss), and non-GAAP earnings (loss) per share. PROS uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating PROS ongoing operational performance and cloud transition. Non-GAAP gross margin can be compared to gross margin which can be calculated from the condensed consolidated statements of income (loss) by dividing gross profit by total revenue. Non-GAAP gross margin is similarly calculated but first adds back to gross profit the portion of certain of the non-GAAP adjustments described below attributable to cost of revenue. Non-GAAP subscription margin can be compared to subscription margin which can be calculated from the condensed consolidated statements of income (loss) by dividing subscription gross profit (subscription revenue minus subscription cost) by subscription revenue. Non-GAAP subscription margin is similarly calculated but first subtracts out from subscription cost the portion of certain of the non-GAAP adjustments described below attributable to cost of subscription. These items and amounts are presented in the Supplemental Schedule of Non-GAAP Financial Measures.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measure as detailed above. A reconciliation of GAAP financial measures to the non-GAAP financial measures has been provided in the tables included as part of this press release, and can be found, along with other financial information, in the investor relations portion of our website. PROS use of non-GAAP financial measures may not be consistent with the presentations by similar companies in PROS industry. PROS has also provided in this release certain forward-looking non-GAAP financial measures, including non-GAAP income (loss) from operations, subscription annual recurring revenue, non-GAAP earnings (loss) per share, adjusted EBITDA, free cash flow, non-GAAP tax rates, and calculated billings (collectively the "non-GAAP financial measures") as follows:

Non-GAAP income (loss) from operations: Non-GAAP income (loss) from operations excludes the impact of share-based compensation, amortization of acquisition-related intangibles and severance. Non-GAAP income (loss) from operations excludes the following items from non-GAAP estimates:
•Share-Based Compensation: Although share-based compensation is an important aspect of compensation for our employees and executives, our share-based compensation expense can vary because of changes in our stock price and market conditions at the time of grant, varying valuation methodologies, and the variety of award types. Since share-based compensation expense can vary for reasons that are generally unrelated to our performance during any particular period, we believe this could make it difficult for investors to compare our current financial results to previous and future periods. Therefore, we believe it is useful to exclude share-based compensation in order to better understand our business performance and allow investors to compare our operating results with peer companies.
•Amortization of Acquisition-Related Intangibles:  We view amortization of acquisition-related intangible assets, such as the amortization of the cost associated with an acquired company's research and development efforts, trade names, customer lists and customer relationships, as items arising from pre-acquisition activities determined at the time of an acquisition. While these intangible assets are continually evaluated for impairment, amortization of the cost of purchased intangibles is a static expense, one that is not typically affected by operations during any particular period.

•Severance: Severance related to costs incurred as the Company reprioritized its investments to focus on supporting key growth areas of its business. As a result of this reprioritization, the Company incurred severance, employee benefits, outplacement and related costs. These amounts are unrelated to our core performance during any particular period, and therefore, we believe it is useful to exclude these amounts in order to better understand our business performance and allow investors to compare our results with peer companies.
Non-GAAP earnings (loss) per share: Non-GAAP net income (loss) excludes the items listed above as excluded from non-GAAP income (loss) from operations and also excludes amortization of debt premium and issuance costs, loss on derivatives, loss on debt extinguishment and the taxes related to these items and the items excluded from non-GAAP income (loss) from operations. Estimates of non-GAAP earnings (loss) per share are calculated by dividing estimates for non-GAAP net income (loss) by our estimate of weighted average shares outstanding for the future period. In addition to the items listed above as excluded from non-GAAP income (loss) from operations, non-GAAP net income (loss) excludes the following items from non-GAAP estimates:
•Amortization of Debt Premium and Issuance Costs: Amortization of debt premium and issuance costs are related to our convertible notes. These amounts are unrelated to our core performance during any particular period, and therefore, we believe it is useful to exclude these amounts in order to better understand our business performance and allow investors to compare our results with peer companies.
•Loss on Derivatives: Loss on derivatives relates to mark to market features identified as part of the exchange of certain of our convertible notes (the "Exchange") and related capped call, non-recurring transactions, during the quarter ended September 30, 2023. These amounts are unrelated to our core performance during any particular period, and therefore, we believe it is useful to exclude these amounts in order to better understand our business performance and allow investors to compare our results with peer companies.
•Loss on Debt Extinguishment: Loss on debt extinguishment relates to the Exchange, a non-recurring transaction, during the quarter ended September 30, 2023. These amounts are unrelated to our core performance during any particular period, and therefore, we believe it is useful to exclude these amounts in order to better understand our business performance and allow investors to compare our results with peer companies.
•Taxes: We exclude the tax consequences associated with non-GAAP items to provide investors with a useful comparison of our operating results to prior periods and to our peer companies because such amounts can vary significantly. In the fourth quarter of 2014, we concluded that it is more likely than not that we will be unable to fully realize our deferred tax assets and accordingly, established a valuation allowance against those assets. The ongoing impact of the valuation allowance on our non-GAAP effective tax rate has been eliminated to allow investors to better understand our business performance and compare our operating results with peer companies.

Subscription Annual Recurring Revenue: Subscription Annual Recurring Revenue ("subscription ARR") is used to assess the trajectory of our cloud business. Subscription ARR means, as of a specified date, the contracted subscription revenue, including contracts with a future start date, together with annualized overage fees incurred above contracted minimum transactions. Subscription ARR should be viewed independently of revenue and any other GAAP measure.
Non-GAAP Tax Rate: The estimated non-GAAP effective tax rate adjusts the tax effect to quantify the impact of the excluded non-GAAP items.
Adjusted EBITDA: Adjusted EBITDA is defined as GAAP net income (loss) before interest expense, provision for income taxes, depreciation and amortization, as adjusted to eliminate the effect of stock-based compensation cost, severance, amortization of acquisition-related intangibles, depreciation and amortization, and capitalized internal-use software development costs. Adjusted EBITDA should not be considered as an alternative to net income (loss) as an indicator of our operating performance.
Free Cash Flow: Free cash flow is a non-GAAP financial measure which is defined as net cash provided by (used in) operating activities, excluding severance payments, less capital expenditures and capitalized internal-use software development costs.
Calculated Billings: Calculated billings is defined as total subscription, maintenance and support revenue plus the change in recurring deferred revenue in a given period.
These non-GAAP estimates are not measurements of financial performance prepared in accordance with GAAP, and we are unable to reconcile these forward-looking non-GAAP financial measures to their directly comparable GAAP financial measures because the information described above which is needed to complete a reconciliation is unavailable at this time without unreasonable effort.

Investor Contact:
PROS Investor Relations
Belinda Overdeput
713-335-5879
ir@pros.com

PROS Holdings, Inc.
Condensed Consolidated Balance Sheets
(In thousands, except share and per share amounts)
(Unaudited)

	September 30, 2024	December 31, 2023
Assets:
Current assets:
Cash and cash equivalents	$140,564	$168,747
Trade and other receivables, net of allowance of $690 and $574, respectively	48,225	49,058
Deferred costs, current	4,448	4,856
Prepaid and other current assets	10,782	12,013
Total current assets	204,019	234,674
Restricted cash	10,000	10,000
Property and equipment, net	20,391	23,051
Operating lease right-of-use assets	13,770	14,801
Deferred costs, noncurrent	10,690	10,292
Intangibles, net	7,997	11,678
Goodwill	107,970	107,860
Other assets, noncurrent	9,332	9,477
Total assets	$384,169	$421,833
Liabilities and Stockholders’ (Deficit) Equity:
Current liabilities:
Accounts payable and other liabilities	$5,270	$3,034
Accrued liabilities	13,603	13,257
Accrued payroll and other employee benefits	22,831	32,762
Operating lease liabilities, current	3,590	5,655
Deferred revenue, current	114,538	120,955
Current portion of convertible debt, net	—	21,668
Total current liabilities	159,832	197,331
Deferred revenue, noncurrent	2,675	3,669
Convertible debt, net, noncurrent	271,173	272,324
Operating lease liabilities, noncurrent	24,482	25,118
Other liabilities, noncurrent	1,231	1,264
Total liabilities	459,393	499,706
Stockholders' (deficit) equity:
Preferred stock, $0.001 par value, 5,000,000 shares authorized; none issued	—	—
Common stock, $0.001 par value, 75,000,000 shares authorized; 51,953,232 and 51,184,584 shares issued, respectively; 47,272,509 and 46,503,861 shares outstanding, respectively	52	51
Additional paid-in capital	625,085	604,084
Treasury stock, 4,680,723 common shares, at cost	(29,847)	(29,847)
Accumulated deficit	(665,760)	(647,252)
Accumulated other comprehensive loss	(4,754)	(4,909)
Total stockholders’ (deficit) equity	(75,224)	(77,873)
Total liabilities and stockholders’ (deficit) equity	$384,169	$421,833

PROS Holdings, Inc.
Condensed Consolidated Statements of Income (Loss)
(In thousands, except per share data)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Revenue:
Subscription	$67,068	$59,987	$197,017	$173,260
Maintenance and support	3,361	4,693	10,341	15,498
Total subscription, maintenance and support	70,429	64,680	207,358	188,758
Services	12,273	12,570	38,045	37,466
Total revenue	82,702	77,250	245,403	226,224
Cost of revenue:
Subscription	14,470	14,510	43,653	42,662
Maintenance and support	1,698	1,769	5,311	5,927
Total cost of subscription, maintenance and support	16,168	16,279	48,964	48,589
Services	12,130	12,185	36,986	37,988
Total cost of revenue	28,298	28,464	85,950	86,577
Gross profit	54,404	48,786	159,453	139,647
Operating expenses:
Selling and marketing	20,074	20,324	66,293	71,214
Research and development	21,081	22,205	67,280	66,343
General and administrative	13,218	14,099	43,335	42,083
Income (loss) from operations	31	(7,842)	(17,455)	(39,993)
Convertible debt interest and amortization	(1,121)	(1,497)	(3,471)	(4,649)
Other income (expense), net	1,531	(4,288)	3,312	(1,046)
Income (loss) before income tax provision	441	(13,627)	(17,614)	(45,688)
Income tax provision	206	241	894	471
Net income (loss)	$235	$(13,868)	$(18,508)	$(46,159)

Net income (loss) per share:
Basic and diluted	$—	$(0.30)	$(0.39)	$(1.00)
Weighted average number of shares:
Basic	47,231	46,225	47,038	46,084
Diluted	47,338	46,225	47,038	46,084

PROS Holdings, Inc.
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Operating activities:
Net income (loss)	$235	$(13,868)	$(18,508)	$(46,159)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	1,976	2,549	6,371	8,301
Amortization of debt premium and issuance costs	(310)	348	(896)	1,094
Share-based compensation	7,271	10,933	30,219	31,589
Provision for credit losses	(108)	—	52	88
Gain on lease modification	—	—	(697)	—
Loss on disposal of assets	—	16	774	51
Loss on derivatives	—	4,343	—	4,343
Loss on debt extinguishment	—	1,779	—	1,779
Changes in operating assets and liabilities:
Accounts and unbilled receivables	(385)	4,497	788	(1,573)
Deferred costs	(562)	363	10	704
Prepaid expenses and other assets	984	1,480	1,158	31
Operating lease right-of-use assets and liabilities	(322)	(449)	(1,838)	(1,686)
Accounts payable and other liabilities	(1,694)	(2,123)	2,191	(3,375)
Accrued liabilities	(1,331)	412	1,087	1,489
Accrued payroll and other employee benefits	3,605	3,446	(9,906)	(242)
Deferred revenue	(7,765)	(5,008)	(7,435)	(401)
Net cash provided by (used in) operating activities	1,594	8,718	3,370	(3,967)
Investing activities:
Purchases of property and equipment	(231)	(345)	(669)	(2,168)
Capitalized internal-use software development costs	—	—	(58)	—
Investment in equity securities	—	(113)	(113)	(113)
Net cash used in investing activities	(231)	(458)	(840)	(2,281)
Financing activities:
Proceeds from employee stock plans	1,055	1,033	2,079	2,170
Tax withholding related to net share settlement of stock awards	(1,135)	(1,163)	(11,296)	(6,831)
Debt issuance costs related to Credit Agreement	—	(837)	—	(837)
Purchase of capped call	—	(22,771)	—	(22,771)
Repayment of convertible debt	—	—	(21,713)	—
Net cash used in financing activities	(80)	(23,738)	(30,930)	(28,269)
Effect of foreign currency rates on cash	195	(9)	217	(30)
Net change in cash, cash equivalents and restricted cash	1,478	(15,487)	(28,183)	(34,547)
Cash, cash equivalents and restricted cash:
Beginning of period	149,086	184,567	178,747	203,627
End of period	$150,564	$169,080	$150,564	$169,080

Reconciliation of cash, cash equivalents and restricted cash to the condensed consolidated balance sheets
Cash and cash equivalents	$140,564	$159,080	$140,564	$159,080
Restricted cash	10,000	10,000	10,000	10,000
Total cash, cash equivalents and restricted cash	$150,564	$169,080	$150,564	$169,080

PROS Holdings, Inc.
Reconciliation of GAAP to Non-GAAP Financial Measures
(In thousands, except per share data)
(Unaudited)
We use these non-GAAP financial measures to assist in the management of the Company because we believe that this information provides a more consistent and complete understanding of the underlying results and trends of the ongoing business due to the uniqueness of these charges.
See breakdown of the reconciling line items on page 10.

	Three Months Ended September 30,		Quarter over Quarter	Nine Months Ended September 30,		Year over Year
	2024	2023	% change	2024	2023	% change
GAAP gross profit	$54,404	$48,786	12%	$159,453	$139,647	14%
Non-GAAP adjustments:
Amortization of acquisition-related intangibles	738	1,099		2,644	3,679
Severance	—	—		—	749
Share-based compensation	1,177	1,033		3,396	2,850
Non-GAAP gross profit	$56,319	$50,918	11%	$165,493	$146,925	13%

Non-GAAP gross margin	68.1%	65.9%		67.4%	64.9%

GAAP income (loss) from operations	$31	$(7,842)	(100)%	$(17,455)	$(39,993)	(56)%
Non-GAAP adjustments:
Amortization of acquisition-related intangibles	1,074	1,446		3,675	4,872
Severance	—	—		—	3,586
Share-based compensation	7,271	10,933		30,219	31,589
Total non-GAAP adjustments	8,345	12,379		33,894	40,047
Non-GAAP income from operations	$8,376	$4,537	85%	$16,439	$54	30,343%

Non-GAAP income from operations % of total revenue	10.1%	5.9%		6.7%	—%

GAAP net income (loss)	$235	$(13,868)	(102)%	$(18,508)	$(46,159)	(60)%
Non-GAAP adjustments:
Total non-GAAP adjustments affecting income (loss) from operations	8,345	12,379		33,894	40,047
Amortization of debt premium and issuance costs	(380)	294		(1,105)	1,040
Loss on derivatives	—	4,343		—	4,343
Loss on debt extinguishment	—	1,779		—	1,779
Tax impact related to non-GAAP adjustments	(1,643)	(895)		(2,444)	137
Non-GAAP net income	$6,557	$4,032	63%	$11,837	$1,187	897%

Non-GAAP earnings per share	$0.14	$0.09		$0.25	$0.03

Shares used in computing non-GAAP earnings per share	47,338	47,397		47,554	46,823

PROS Holdings, Inc.
Supplemental Schedule of Non-GAAP Financial Measures
Increase (Decrease) in GAAP Amounts Reported
(In thousands)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Cost of Subscription Items
Amortization of acquisition-related intangibles	738	1,099	2,644	3,679
Severance	—	—	—	125
Share-based compensation	244	201	681	495
Total cost of subscription items	$982	$1,300	$3,325	$4,299

Cost of Maintenance Items
Severance	—	—	—	307
Share-based compensation	98	93	331	271
Total cost of maintenance items	$98	$93	$331	$578

Cost of Services Items
Severance	—	—	—	317
Share-based compensation	835	739	2,384	2,084
Total cost of services items	$835	$739	$2,384	$2,401

Sales and Marketing Items
Amortization of acquisition-related intangibles	336	347	1,031	1,193
Severance	—	—	—	1,595
Share-based compensation	675	2,992	6,740	9,023
Total sales and marketing items	$1,011	$3,339	$7,771	$11,811

Research and Development Items
Severance	—	—	—	1,008
Share-based compensation	898	2,817	6,543	7,840
Total research and development items	$898	$2,817	$6,543	$8,848

General and Administrative Items
Severance	—	—	—	234
Share-based compensation	4,521	4,091	13,540	11,876
Total general and administrative items	$4,521	$4,091	$13,540	$12,110

PROS Holdings, Inc.
Supplemental Reconciliation of GAAP to Non-GAAP Financial Measures
(In thousands)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Adjusted EBITDA
GAAP Income (Loss) from Operations	$31	$(7,842)	$(17,455)	$(39,993)
Amortization of acquisition-related intangibles	1,074	1,446	3,675	4,872
Severance	—	—	—	3,586
Share-based compensation	7,271	10,933	30,219	31,589
Depreciation and other amortization	902	1,103	2,696	3,429
Capitalized internal-use software development costs	—	—	(58)	—
Adjusted EBITDA	$9,278	$5,640	$19,077	$3,483

Net Cash Provided by (Used in) Operating Activities	$1,594	$8,718	$3,370	$(3,967)
Severance	—	121	—	3,870
Purchase of property and equipment	(231)	(345)	(669)	(2,168)
Capitalized internal-use software development costs	—	—	(58)	—
Free Cash Flow	$1,363	$8,494	$2,643	$(2,265)

Guidance
	Q4 2024 Guidance		Full Year 2024 Guidance
	Low	High	Low	High
Adjusted EBITDA
GAAP Loss from Operations	$(3,600)	$(2,600)	$(21,000)	$(20,000)
Amortization of acquisition-related intangibles	800	800	4,400	4,400
Share-based compensation	10,300	10,300	40,500	40,500
Depreciation and other amortization	900	900	3,600	3,600
Adjusted EBITDA	$8,400	$9,400	$27,500	$28,500

PROS Holdings, Inc.
Supplemental Reconciliation of GAAP to Non-GAAP Financial Measures (Continued)
(In thousands)
(Unaudited)

	Three Months Ended September 30,		Quarter over Quarter	Nine Months Ended September 30,		Year over Year
	2024	2023	% change	2024	2023	% change
GAAP subscription gross profit	$52,598	$45,477	16%	$153,364	$130,598	17%
Non-GAAP adjustments:
Amortization of acquisition-related intangibles	738	1,099		2,644	3,679
Severance	—	—		—	125
Share-based compensation	244	201		681	495
Non-GAAP subscription gross profit	$53,580	$46,777	15%	$156,689	$134,897	16%

Non-GAAP subscription gross margin	79.9%	78.0%		79.5%	77.9%